UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2012

ITEM 1.       REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Report

Western Asset High Income Fund Inc.
(HIF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Income Fund Inc.

Fund objectives

The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund overview	1

Fund at a glance	7

Spread duration	8

Effective duration	9

Schedule of investments	10

Statement of assets and liabilities	27

Statement of operations	28

Statement of changes in net assets	29

Financial highlights	30

Notes to financial statements	31

Report of independent registered public accounting firm	49

Board approval of management and subadvisory agreements	51

Additional information	58

Annual chief executive officer and principal financial officer certifications	65

Other shareholder communications regarding accounting matters	66

Dividend reinvestment plan	67

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund Inc. for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On February 15, 2013, Western Asset High Income Fund Inc. (the “Fund”) announced that it would solicit the approval of Fund stockholders to merge the Fund with and into Western Asset High Income Opportunity Fund Inc. (“HIO”) under a proposed plan of reorganization approved by the Boards of Directors of both the Fund and HIO (the “Funds”). If approved by stockholders of the Fund the merger is anticipated to occur by the end of the second quarter of 2013.

The Fund and HIO have near identical investment objectives. The primary investment objective of the Fund is to seek and maintain a high level of current income. As a secondary objective, the Funds both seek capital appreciation. The Fund maintains a small allocation to emerging market securities while HIO does not.

If the proposed merger is approved, stockholders of the Fund would receive common shares of HIO based on each Fund’s respective net asset value per share.

In recommending the merger to each Board, the Funds’ investment adviser and subadviser, Legg Mason Partners Fund Advisor, LLC and Western Asset Management Company, respectively, cited the near identical investment objectives and substantially similar policies and strategies of both Funds, and noted that the Fund is a small fund with higher operating expenses than HIO. Management and each Board believe it is in the best interests of stockholders to merge the Fund with and into HIO in part because the combined fund may benefit from economies of scale, as one set of fixed expenses would be spread over a larger asset base, as well as from enhanced market liquidity. Furthermore, stockholders of the Fund would likely benefit from greater asset diversification, lower overall expenses and enhanced

Western Asset High Income Fund Inc.	III

market liquidity as part of a larger fund. Stockholders of HIO may benefit from a more streamlined high yield product offering, allowing for more focused marketing and shareholder servicing efforts.

In connection with the proposal to merge the Fund with and into HIO, the Fund intends to file a proxy statement with the Securities and Exchange Commission (“SEC”). Investors and stockholders are advised to carefully read the proxy statement when it becomes available because it contains important information. When filed with the SEC, the proxy statement and other documents filed by the Fund will be available free of charge at the SEC’s website, http://www.sec.gov. Stockholders can also obtain copies of these documents, when available, for free by calling the Fund at 1-888-777-0102.

HIO, its directors and executive officers and the Fund’s investment adviser, members of its management and employees may be deemed to be participants in the Fund’s solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the participants in the solicitation will be set forth in the Fund’s proxy statement and stockholder reports on Form N-CSR, to be filed with the SEC.

Recent regulations adopted by the Commodity Futures Trading Commission (the “CFTC”) require operators of registered investment companies, including closed-end funds, to register as “commodity pool operators” unless the fund limits its investments in commodity interests. Effective December 31, 2012, your Fund’s manager has claimed the exclusion from the definition of “commodity pool operator.” More information about the CFTC rules and their effect on the Fund is included later in this report on page 50.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 14, 2013

IV	Western Asset High Income Fund Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound.

According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low

Western Asset High Income Fund Inc.	V

range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Income Fund Inc. 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund invests in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. The Fund may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-durationi Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)ii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%.

All told, the Barclays U.S. Aggregate Indexiii returned 4.22% for the twelve months ended December 31, 2012. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv (the “Index”) gained 15.78%. During this period, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 18.34% and 14.49%, respectively. The emerging

2	Western Asset High Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v, returned 18.54% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We maintained the Fund’s lower-quality bias given what we felt were favorable conditions in the high-yield market, including overall solid fundamentals, low defaults and positive supply/demand technicals. Against this backdrop, we increased the Fund’s allocation to B-rated and below securities. Elsewhere, we added to the Fund’s allocation to the Basic Industry1, Capital Goods2, Energy and Financials sectors, while reducing its weightings in the Communications3 and Transportation sectors. The Fund’s emerging market debt exposure was also modestly reduced. Finally, we actively participated in the new issue market and purchased securities that we felt were attractively valued.

The Fund employed U.S. Treasury futures to manage its yield curvevi positioning and duration, which was a modest negative for performance during the reporting period. We covered our small short on five year Treasuries in mid-August 2012, after yields rose from 0.54% to over 0.80% in just three weeks. We ended the period with no Treasury futures in the Fund and a duration shorter than that of the high yield market index. We feel the Fund is less sensitive versus the market to changes in interest rates. Options on and high-yield index swaps were used to opportunistically manage the Fund’s exposure to the high-yield market. These “market hedges” were intended to protect the portfolio from “risk-off” periods, while maintaining the Fund’s exposure to higher betavii (and higher income) idiosyncratic investments. All told, these swaps and swaptions were marginal detractors from performance during the period. Finally, currency forwards were used to hedge the Fund’s currency risk and manage our non-U.S. dollar currency exposures. We did not experience material gains or losses in our currency hedges. These hedges were intended to offset the decline or appreciation in the value of our euro bonds when translated back to U.S. dollars. All told, derivatives had a marginal negative impact to the net performance of the Fund during the reporting period.

Performance review

For the twelve months ended December 31, 2012, Western Asset High Income Fund Inc. returned 18.02% based on its net asset value (“NAV”)viii and 13.67% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 15.78% and 18.54%, respectively, for the same period. The Lipper High Yield Closed-End Funds Category Averageix returned 18.55% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.73 per share. The performance table shows the Fund’s

1                   Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

2                   Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

3                   Communications consists of the following industries: Media-Cable, Media-Non-Cable and Telecommunications.

Western Asset High Income Fund Inc. 2012 Annual Report	3

twelve-month total return based on its NAV and market price as of December 31, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2012

Price Per Share	12-Month Total Return*
$9.67 (NAV)	18.02%†
$9.39 (Market Price)	13.67%‡

All figures represent past performance and are not a guarantee of future results.

*   Total returns are based on changes in NAV or market price, respectively.

†    Total return assumes the reinvestment of all distributions at NAV.

‡   Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our selection of certain securities. In particular, our overweight exposures to Realogy Corp., Sprint Nextel Corp. and Citigroup Inc. benefited performance. Realogy Corp. has a diversified business model that includes real estate franchising, brokerage, relocation and title services. Its business units include Better Homes and Gardens Real Estate, CENTURY 21, Coldwell Banker, Sotheby’s International Realty and Title Resource Group. Investor sentiment for Realogy improved as there were signs of a sustainable recovery in the housing market. In addition, in October 2012 the company went public and raised more than $1 billion in additional capital, which will help support its debt obligations. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their attractive valuation, as well as an improved outlook for the wireless competitive landscape and the pricing environment. In addition, Japan’s investment grade rated Softbank made a bid to acquire B-rated Sprint Nextel toward the end of the reporting period, sending Sprint Nextel’s bonds even higher. Our Citigroup Inc. exposure benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals.

Overweights to Turkish and the Republic of Venezuela sovereign debt were positives for performance. While economic growth in Turkey sharply decelerated in 2012, the government was able to manage the downturn and export activity improved during the year. In addition, Turkey’s current account deficit, while still elevated, continues to improve. In November 2012, Turkey was upgraded by Fitch to investment grade. Venezuela sovereign bonds, which began the period at cheap valuations, benefited from higher oil prices and increased expectations that President Chavez would not be reelected. While Chavez was reelected in October 2012, it was not enough to offset the country’s sovereign bond’s earlier strong results.

The Fund’s ratings biases were also additive to performance. In particular, an overweight to lower-rated CCC bonds was a positive, as they outperformed the Index. In addition, we underweighted bonds rated BB, which was beneficial given their underperformance versus the Index.

4	Western Asset High Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

From a sector allocation perspective, the Fund benefited from its overweight to Financials, the top performing sector in the Index. An overweight to the strong performing Transportation sector was also beneficial.

Q. What were the leading detractors from performance?

A. A number of individual holdings detracted from performance including overweight positions in Petroplus Finance, Overseas Shipholding Group and Axtel SAB. Petroplus Finance is a European oil refiner. In December 2011, a $1 billion credit line to the company was frozen by its bank lenders. Petroplus Finance was unable to avoid bankruptcy as it reduced its output and closed several refineries. In hindsight, we should have exited the position completely at the beginning of the reporting period, as its bonds continued to move lower in 2012 given disappointing asset sales. Overseas Shipholding Group is one of the world’s largest oil tanker companies. It performed poorly as the company’s fundamentals weakened given the volatile pricing environment for shipping rates and weaker oil demand in the U.S. and Europe led to a reduction in Atlantic crossings, an area of concentration for the company. In addition, in October 2012 Overseas Shipholding Group announced that investors could not rely on its financial statements for the last three years while they review their accounting treatment for taxes. In November 2012, the company filed for bankruptcy. All told, Overseas Shipholding Group’s bonds significantly declined in value as spread sectors rallied. These bonds are currently trading around 40 cents on the dollar and we are anticipating a material recovery. Axtel is Mexico’s second largest fixed line, integrated telecommunication company, with services in local and long distance telephone, Internet, data and consulting services. Axtel was negatively impacted by the sharp decline in the Mexican peso, which weakened its credit metrics due to its U.S. dollar-denominated debt. It was also impacted by the competitive telecommunication landscape and a volatile market environment which led to a general sell-off in many lower rated bonds. In addition, Axtel’s bonds were downgraded by Moody’s to Caa2 from B3, by S&P to B- from B, and by Fitch to B+ from BB-. In January 2013, after the reporting period ended, a creditor group said it would reject the company’s restructuring offer.

An additional detractor from the Fund’s performance during the reporting period was our minor reduction in emerging markets exposure in favor of high-yield corporate bonds. While both performed very well and contributed to the Fund’s performance during the period, the Fund would have performed marginally better had we not made the shift.

Finally, a sector allocation that was not beneficial to performance was increasing our overweight to Energy. While it posted double-digit gain, it was still was the worst performing sector in the Index during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund

Western Asset High Income Fund Inc. 2012 Annual Report	5

issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 26 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Industrials (17.5%), Consumer Discretionary (17.1%), Energy (13.4%), Financials (12.4%) and Materials (10.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset High Income Fund Inc. 2012 Annual Report

Fund overview (cont’d)

i                     Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii                  The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii               The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv                The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

v                   The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi                The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii             Beta measures the sensitivity of the investment to the movements of its benchmark. A beta higher than 1.0 indicates the investment has been more volatile than the benchmark and a beta of less than 1.0 indicates that the investment has been less volatile than the benchmark.

viii          Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix                Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Income Fund Inc. 2012 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†                 The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	Western Asset High Income Fund Inc. 2012 Annual Report

Spread duration (unaudited)

Economic Exposure — December 31, 2012

Total Spread Duration
HIF	— 3.43 years
Benchmark	— 4.85 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Barclays U.S. High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIF	— Western Asset High Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund Inc. 2012 Annual Report	9

Effective duration (unaudited)

Interest Rate Exposure — December 31, 2012

Total Effective Duration
HIF	— 3.70 years
Benchmark	— 4.83 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Barclays U.S. High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIF	— Western Asset High Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

10	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 86.3%
Consumer Discretionary — 15.6%
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	200,000	$221,000
Escrow GCB General Motors	—	—	250,000	0	*(a)(b)(c)
Escrow GCB General Motors	—	—	435,000	0	*(a)(b)(c)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	50,000	57,000	(d)
Total Automobiles				278,000
Diversified Consumer Services — 0.8%
Laureate Education Inc., Senior Notes	9.250%	9/1/19	90,000	94,500	(d)
Service Corp. International, Senior Notes	7.500%	4/1/27	120,000	129,600
ServiceMaster Co., Senior Notes	8.000%	2/15/20	70,000	73,325
ServiceMaster Co., Senior Notes	7.000%	8/15/20	120,000	120,900	(d)
Total Diversified Consumer Services				418,325
Hotels, Restaurants & Leisure — 6.3%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	110,000	115,500	(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	130,420	116,661	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	40,000	41,000
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	160,000	158,400	(d)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	249,000	202,935
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	140,000	124,600
Caesars Operating Escrow LLC/Caesars Escrow Corp., Senior Secured Notes	9.000%	2/15/20	70,000	70,350	(d)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	130,000	143,000	(d)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	130,000	131,625	(d)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	130,000	141,050	(d)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	118,623	127,520	(d)(e)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	160,000	145,600	(d)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	70,000	70,000	(d)
Landry’s Inc., Senior Notes	9.375%	5/1/20	130,000	137,800	(d)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	121,869	127,353	(d)
MGM Resorts International, Senior Notes	5.875%	2/27/14	160,000	167,200

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	11

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	320,000	$ 316,800	(d)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	280,000	312,200
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	170,000	192,950
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	85,000	91,694
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	35,000	38,150	(d)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	190,000	201,875
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	38,000	38,380	(d)
Total Hotels, Restaurants & Leisure				3,212,643
Household Durables — 0.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	110,000	114,950	(d)
Internet & Catalog Retail — 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	130,000	138,775
Media — 5.6%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	50,000	54,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	200,000	225,000
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	200,000	173,500	(d)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	40,000	41,300	(d)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	90,000	91,125
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	10,000	10,025
DISH DBS Corp., Senior Notes	6.625%	10/1/14	20,000	21,550
DISH DBS Corp., Senior Notes	7.875%	9/1/19	45,000	53,550
DISH DBS Corp., Senior Notes	6.750%	6/1/21	60,000	68,700
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	70,000	78,750
Global Generations Merger Subsidiary Inc., Senior Notes	11.000%	12/15/20	100,000	102,250	(d)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	160,000	172,000
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	130,000	122,525	(d)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	200,000	204,500	(d)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	100,000	115,500
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	180,000	172,800	(d)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	50,000	51,875	(d)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	100,000	108,750	(d)

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	250,000		$ 259,375	(d)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	220,000	EUR	297,649	(d)
UPC Holding BV, Senior Notes	9.875%	4/15/18	65,000		73,775	(d)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	250,000	EUR	353,087	(d)
Total Media					2,851,836
Multiline Retail — 0.5%
Bon-Ton Department Stores Inc., Senior Notes	10.250%	3/15/14	30,000		29,850
Bon-Ton Department Stores Inc., Senior Secured Notes	10.625%	7/15/17	70,000		68,425	(d)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	130,000		130,000
Total Multiline Retail					228,275
Specialty Retail — 1.2%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000		72,275
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	210,000		202,650	(d)
Gymboree Corp., Senior Notes	9.125%	12/1/18	80,000		71,600
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	110,000		115,225
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	30,000		30,525	(d)(e)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	110,000		118,525	(d)
Total Specialty Retail					610,800
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	80,000		85,400	(d)
Total Consumer Discretionary					7,939,004
Consumer Staples — 1.5%
Food & Staples Retailing — 0.4%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	180,000		198,112	(d)
Food Products — 0.5%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	60,000		64,950	(d)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	210,000		191,625	(d)
Total Food Products					256,575
Household Products — 0.1%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	80,000		79,700	(d)
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	230,000		243,225
Total Consumer Staples					777,612

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	13

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 12.6%
Energy Equipment & Services — 2.0%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	70,000	$ 75,600
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	120,000	124,200	(d)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	80,000	88,000	(d)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	245,000	265,212	(d)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	140,000	150,150
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	200,000	217,000	(d)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	73,000	79,753
Total Energy Equipment & Services				999,915
Oil, Gas & Consumable Fuels — 10.6%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	180,000	188,100
Arch Coal Inc., Senior Notes	9.875%	6/15/19	70,000	73,150	(d)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	100,000	109,000
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	40,000	43,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	70,000	76,475	(d)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	70,000	72,275
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	70,000	70,175
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	70,000	75,425
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	140,000	145,950
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	160,000	172,400
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	110,000	118,800
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	140,000	152,250
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	247,277	192,258	(a)(d)(e)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	50,000	54,250
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	170,000	178,075	(d)
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	150,800
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	100,000	114,214	(f)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	75,000	85,967	(f)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	110,000	109,313	(d)(e)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	80,000	78,000
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	150,000	162,750	(d)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	90,000	95,850	(d)

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	50,000	$ 53,750	(d)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	130,000	143,975
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	140,000	160,860	(d)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	110,000	114,675	(d)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	80,000	83,400	(d)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.750%	11/1/20	50,000	54,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	20,000	21,950
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	160,000	119,200
Overseas Shipholding Group Inc., Senior Notes	8.750%	12/1/13	50,000	18,250	(g)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	300,000	109,500	(g)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	200,000	208,500	(d)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	40,000	43,400
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	55,000	70,420
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	20,000	25,442
Pioneer Energy Services Corp., Senior Notes	9.875%	3/15/18	20,000	21,850
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	115,000	131,388
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	20,000	22,550
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	295,000	292,787
Samson Investment Co., Senior Notes	9.750%	2/15/20	290,000	308,125	(d)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	50,000	53,750
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	90,000	96,750
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	90,000	92,700	(d)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	50,000	50,500	(d)
Teekay Corp., Senior Notes	8.500%	1/15/20	190,000	201,400
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	210,000	244,125	(d)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	240,000	140,400	(d)
Total Oil, Gas & Consumable Fuels				5,403,474
Total Energy				6,403,389
Financials — 9.1%
Capital Markets — 0.5%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	110,000	125,063
Onex USI Acquisition Corp., Senior Notes	7.750%	1/15/21	130,000	128,700	(d)
Total Capital Markets				253,763
Commercial Banks — 2.6%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	180,000	246,041	(d)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	200,000	205,196
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	100,000	106,500	(d)(f)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	250,000	250,302	(d)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	15

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	170,000		$ 177,702	(d)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	120,000		122,400	(f)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	90,000		92,514
Santander Issuances SAU, Notes	5.911%	6/20/16	100,000		102,979	(d)
Total Commercial Banks					1,303,634
Consumer Finance — 0.3%
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	100,000	EUR	144,897
Diversified Financial Services — 4.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	50,000		57,785
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	275,000		304,906
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	110,000		110,000
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	70,000		72,013
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	100,000		116,000
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	390,000		460,231
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	280,000		334,600
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	130,000		137,800	(d)
TransUnion Holding Co. Inc., Senior Notes	8.125%	6/15/18	50,000		51,875	(d)(e)
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	130,000		138,125
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		537,500	(d)(f)
Total Diversified Financial Services					2,320,835
Insurance — 0.8%
A-S Co-Issuer Subsidiary Inc./A-S Merger Subsidiary LLC, Senior Notes	7.875%	12/15/20	60,000		60,300	(d)
American International Group Inc., Senior Notes	8.250%	8/15/18	100,000		131,698
ING Capital Funding Trust III, Junior Subordinated Bonds	3.962%	3/31/13	40,000		38,156	(f)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	90,000		100,575	(d)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	60,000		74,100	(d)
Total Insurance					404,829
Real Estate Management & Development — 0.4%
Realogy Corp., Senior Secured Notes	7.625%	1/15/20	180,000		204,750	(d)
Total Financials					4,632,708
Health Care — 4.1%
Health Care Equipment & Supplies — 0.1%
Hologic Inc., Senior Notes	6.250%	8/1/20	70,000		75,775	(d)

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — 3.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	130,000	$ 157,950
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	110,000	116,325
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	230,000	250,125
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	445,000	436,100
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	80,000	83,000	(d)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	100,000	107,500
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	80,000	91,600
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	140,000	162,050	(d)
HCA Inc., Senior Secured Notes	7.875%	2/15/20	235,000	262,612
HCA Inc., Senior Secured Notes	7.250%	9/15/20	40,000	44,500
INC Research LLC, Senior Notes	11.500%	7/15/19	50,000	52,000	(d)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	40,000	36,000	(d)
US Oncology Inc. Escrow	—	—	110,000	2,338	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	60,000	62,400
Total Health Care Providers & Services				1,864,500
Pharmaceuticals — 0.3%
Valeant Pharmaceuticals International, Senior Notes	6.375%	10/15/20	90,000	96,750	(d)
VPI Escrow Corp., Senior Notes	6.375%	10/15/20	50,000	53,875	(d)
Total Pharmaceuticals				150,625
Total Health Care				2,090,900
Industrials — 16.3%
Aerospace & Defense — 1.3%
Ducommun Inc., Senior Notes	9.750%	7/15/18	100,000	108,000
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	250,000	275,625
Triumph Group Inc., Senior Notes	8.625%	7/15/18	70,000	78,050
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	205,000	224,475	(d)
Total Aerospace & Defense				686,150
Airlines — 1.8%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	71,580	74,085	(d)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	10,877	11,883
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	70,000	70,525
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	73,391	76,327
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	378,000	390,285	(d)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	17

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	77,008	$ 84,223
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	30,830	34,529
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	158,000	159,284	(d)
Total Airlines				901,141
Building Products — 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	124,600	124,600	(c)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	140,000	155,050	(d)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000	112,000	(d)
Total Building Products				391,650
Commercial Services & Supplies — 2.6%
Algeco Scotsman Global Finance PLC, Senior Notes	10.750%	10/15/19	200,000	198,000	(d)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	260,000	196,300	(d)
American Reprographics Co., Senior Notes	10.500%	12/15/16	200,000	197,500
JM Huber Corp., Senior Notes	9.875%	11/1/19	80,000	89,200	(d)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	250,000	258,750
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	80,000	90,600
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	230,000	244,950	(d)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	40,000	42,600	(d)
Total Commercial Services & Supplies				1,317,900
Construction & Engineering — 1.0%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	150,000	141,750	(d)
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	220,000	255,475	(d)
PH Holding LLC, Secured Notes	9.750%	12/31/17	100,000	98,643	(a)(c)
Total Construction & Engineering				495,868
Electrical Equipment — 0.8%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	120,000	119,550	(d)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	100,000	101,500	(d)
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	170,000	176,375	(d)
Total Electrical Equipment				397,425
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	120,000	135,600
Machinery — 2.1%
Cleaver-Brooks Inc., Senior Secured Notes	8.750%	12/15/19	40,000	41,400	(d)
Dematic SA, Senior Secured Notes	8.750%	5/1/16	220,000	235,675	(d)

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — continued
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	200,000	$ 201,000	(d)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	120,000	130,800	(d)
Mirror PIK SA, Senior Notes	9.000%	11/1/16	200,000	202,000	(d)(e)
Silver II Borrower/Silver II U.S. Holdings LLC, Senior Notes	7.750%	12/15/20	150,000	156,000	(d)
SPL Logistics Escrow LLC, Senior Secured Notes	8.875%	8/1/20	80,000	85,200	(d)
Total Machinery				1,052,075
Marine — 0.9%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	139,212	126,335
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	90,000	90,000
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	290,000	273,325
Total Marine				489,660
Road & Rail — 2.1%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	274,734	273,360	(e)
Jack Cooper Holdings Corp., Senior Secured Notes	13.750%	12/15/15	230,000	247,825	(d)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	111,000	122,100
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	180,000	200,250
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	200,000	217,000
Total Road & Rail				1,060,535
Trading Companies & Distributors — 1.1%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	140,000	152,600	(d)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	130,000	139,100	(d)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	250,000	280,625	(d)
Total Trading Companies & Distributors				572,325
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	280,000	226,100	(d)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	100,000	101,500	(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	280,000	292,600	(d)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	20,000	20,900	(d)
Total Transportation				641,100
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000	159,750	(d)
Total Industrials				8,301,179

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	19

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 2.2%
Communications Equipment — 0.2%
CyrusOne LP/CyrusOne Finance Corp., Senior Notes	6.375%	11/15/22	110,000		$ 115,225	(d)
Computers & Peripherals — 0.5%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	250,000		251,428
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	100,000		116,375	(d)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000		100,575
IT Services — 0.8%
First Data Corp., Senior Notes	10.550%	9/24/15	342,872		352,729
First Data Corp., Senior Secured Notes	6.750%	11/1/20	50,000		50,750	(d)
Total IT Services					403,479
Semiconductors & Semiconductor Equipment — 0.2%
Advanced Micro Devices Inc., Senior Notes	7.500%	8/15/22	30,000		24,825	(d)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	66,000		68,145
Total Semiconductors & Semiconductor Equipment					92,970
Software — 0.1%
Legend Acquisition Sub Inc., Senior Notes	10.750%	8/15/20	50,000		45,750	(d)
Total Information Technology					1,125,802
Materials — 10.6%
Chemicals — 0.5%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	18,000		20,115	(d)
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	100,000		106,750	(d)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	93,000	EUR	118,152	(d)
Total Chemicals					245,017
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	140,000		152,250	(d)
Containers & Packaging — 3.1%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	400,000		436,000	(d)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	180,000	EUR	248,283	(d)
Longview Fibre Paper & Packaging Inc., Senior Secured Notes	8.000%	6/1/16	120,000		126,600	(d)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	220,000		227,975
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	310,000		323,950

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Containers & Packaging — continued
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	210,000	$ 215,250	(d)
Total Containers & Packaging				1,578,058
Metals & Mining — 5.9%
ArcelorMittal, Senior Notes	6.000%	3/1/21	200,000	199,745
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	150,000	159,735
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	10,000	9,954
Evraz Group SA, Notes	9.500%	4/24/18	100,000	114,500	(d)
Evraz Group SA, Senior Notes	9.500%	4/24/18	100,000	114,500	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	50,000	52,750	(d)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	210,000	224,700	(d)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	160,000	156,000	(d)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	360,000	214,200	(c)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	80,000	69,200	(d)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	130,000	121,550	(d)
Novelis Inc., Senior Notes	8.750%	12/15/20	20,000	22,400
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	110,000	115,225	(d)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	70,000	72,800	(d)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	200,000	205,500	(d)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	50,000	46,188	(d)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	200,000	204,750	(d)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	60,000	63,900	(d)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	90,000	82,575	(d)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	150,000	145,500
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	120,000	127,800
Vale Overseas Ltd., Notes	8.250%	1/17/34	62,000	85,411
Vale Overseas Ltd., Notes	6.875%	11/21/36	68,000	84,631
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	100,000	105,500	(d)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	200,000	211,500	(d)
Total Metals & Mining				3,010,514
Paper & Forest Products — 0.8%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	90,000	95,850	(d)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	176,000	190,960
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	90,000	94,950

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	21

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	28,000	$ 20,020
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	36,000	14,580
Total Paper & Forest Products				416,360
Total Materials				5,402,199
Telecommunication Services — 8.3%
Diversified Telecommunication Services — 4.7%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	250,000	136,250	(c)(d)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	8,000	4,440	(d)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	130,000	143,325	(d)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	200,000	218,250
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	60,000	66,450
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	300,000	318,375
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	150,000	167,062
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	170,000	187,000
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	30,000	31,538	(d)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	130,000	147,069	(d)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	102,480	(d)
West Corp., Senior Notes	8.625%	10/1/18	150,000	157,875
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	130,000	136,825	(d)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	350,212	358,967	(d)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	200,000	211,500
Total Diversified Telecommunication Services				2,387,406
Wireless Telecommunication Services — 3.6%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	20,000	21,750
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	140,000	149,275
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	220,000	229,900
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	480,000	589,200
Sprint Nextel Corp.	6.000%	12/1/16	20,000	21,850
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	300,000	371,250	(d)
Sprint Nextel Corp., Senior Notes	6.000%	11/15/22	40,000	41,300
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	155,000	166,238
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	229,750	(d)
Total Wireless Telecommunication Services				1,820,513
Total Telecommunication Services				4,207,919

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 6.0%
Electric Utilities — 1.9%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	280,000	$ 310,800
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	105,021	115,786
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	440,000	473,000
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	84,860	82,315	(k)
Total Electric Utilities				981,901
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	120,000	130,500
Independent Power Producers & Energy Traders — 3.8%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	110,000	115,500
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	18,000	20,295	(d)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	162,000	183,870	(d)
Colbun SA, Senior Notes	6.000%	1/21/20	100,000	111,731	(d)
Dynegy Inc., Bonds	7.670%	11/8/16	160,000	4,000	(a)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	270,000	301,050	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	150,000	160,500	(d)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	125,000	141,563
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	170,000	175,525	(d)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	340,000	365,500	(d)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	290,000	320,450
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	48,715	55,169
Total Independent Power Producers & Energy Traders				1,955,153
Total Utilities				3,067,554
Total Corporate Bonds & Notes (Cost — $41,484,348)				43,948,266
Collateralized Senior Loans — 2.2%
Consumer Discretionary — 1.0%
Hotels, Restaurants & Leisure — 1.0%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	118,200	123,224	(i)
Equinox Fitness Clubs, 2nd Lien Term Loan	0.000%	5/16/20	120,000	120,600	(i)
Stockbridge/SBE Holdings LLC, Term Loan B	13.000%	5/2/17	250,000	249,687	(i)
Total Consumer Discretionary				493,511
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., 2nd Lien Term Loan	9.500%	10/10/17	50,000	51,250	(i)

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	23

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., New Term Loan	5.750%	12/1/17	90,000		$ 90,287	(i)
Industrials — 0.5%
Machinery — 0.4%
Intelligrated Inc., Second Lien Term Loan	10.500%	12/31/19	210,000		213,938	(i)
Marine — 0.1%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	19,739		19,739	(c)(i)
Trico Shipping AS, New Term Loan B	—	5/13/14	34,754		34,754	(c)(j)
Total Marine					54,493
Total Industrials					268,431
Information Technology — 0.2%
IT Services — 0.2%
CompuCom Systems Inc., 2nd Lien Term Loan	10.250%	10/2/19	120,000		119,700	(i)
Materials — 0.2%
Chemicals — 0.2%
Kronos Inc., 2nd Lien New Term Loan	9.750%	4/30/20	90,000		90,450	(i)
Total Collateralized Senior Loans (Cost — $1,075,968)					1,113,629
Convertible Bonds & Notes — 0.1%
Materials — 0.1%
Chemicals — 0.1%
Hercules Inc. (Cost — $34,426)	6.500%	6/30/29	40,000		33,475
Sovereign Bonds — 4.2%
Argentina — 0.7%
Republic of Argentina, Senior Bonds	7.000%	9/12/13	358,000		355,617
Brazil — 0.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	43,000	BRL	21,569
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	472,000	BRL	243,288
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	24,000	BRL	12,376
Total Brazil					277,233
Colombia — 0.3%
Republic of Colombia, Senior Notes	7.375%	3/18/19	100,000		131,950
Indonesia — 0.3%
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	537,000,000	IDR	75,978
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	408,000,000	IDR	59,935
Total Indonesia					135,913
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	192,000	PEN	94,988
Russia — 0.3%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	140,000		155,400	(d)

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset High Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Turkey — 1.0%
Republic of Turkey, Senior Notes	7.000%	6/5/20	12,000	$ 15,330
Republic of Turkey, Senior Notes	6.875%	3/17/36	377,000	510,364
Total Turkey				525,694
Venezuela — 0.9%
Bolivarian Republic of Venezuela	5.750%	2/26/16	386,000	369,595	(d)
Bolivarian Republic of Venezuela	7.650%	4/21/25	16,000	14,160
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	53,000	52,735
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	28,000	28,910
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	12,000	12,336
Total Venezuela				477,736
Total Sovereign Bonds (Cost — $1,958,200)				2,154,531

	Shares
Common Stocks — 3.6%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.	8,531	17,062	*(a)(c)
Media — 0.5%
Charter Communications Inc., Class A Shares	3,345	255,023	*
Total Consumer Discretionary		272,085
Energy — 0.6%
Energy Equipment & Services — 0.6%
KCAD Holdings I Ltd.	23,996,707	287,433	*(a)(c)
Financials — 1.9%
Diversified Financial Services — 0.4%
Citigroup Inc.	5,585	220,934
Real Estate Management & Development — 1.5%
Realogy Holdings Corp.	18,440	749,494	(a)(c)
Total Financials		970,428
Industrials — 0.6%
Building Products — 0.0%
Nortek Inc.	71	4,704	*
Marine — 0.6%
DeepOcean Group Holding AS	9,303	188,596	*(a)(c)
Horizon Lines Inc., Class A Shares	72,502	108,753	*
Total Marine		297,349
Total Industrials		302,053

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	25

Western Asset High Income Fund Inc.

Security		Shares	Value
Utilities — 0.0%
Independent Power Producers & Energy Traders — 0.0%
Dynegy Inc.		633	$ 12,109	*
Total Common Stocks (Cost — $1,499,370)			1,844,108

	Rate
Preferred Stocks — 1.5%
Financials — 1.4%
Capital Markets — 0.1%
Goldman Sachs Group Inc.	5.950%	2,285	57,079	*
Consumer Finance — 0.9%
GMAC Capital Trust I	8.125%	17,381	463,204	(f)
Diversified Financial Services — 0.4%
Citigroup Capital XIII	7.875%	7,225	201,578	(f)
Total Financials			721,861
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%	434	47,740	(a)(d)(f)
Total Preferred Stocks (Cost — $698,443)			769,601

	Expiration Date	Notional Amount†
Purchased Options — 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $99.00	2/20/13	2,200,000	29,018
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.19 Index, Put @ $100.00	3/20/13	1,260,000	29,298
Total Purchased Options (Cost — $39,172)			58,316

		Warrants
Warrants — 0.1%
Charter Communications Inc.	11/30/14	209	5,695	*
Jack Cooper Holdings Corp.	12/15/17	210	26,145	*
Jack Cooper Holdings Corp.	5/6/18	97	12,077	*
SemGroup Corp.	11/30/14	912	13,479	*(c)
Total Warrants (Cost — $5,721)			57,396
Total Investments — 98.1% (Cost — $46,795,648#)			49,979,322
Other Assets in Excess of Liabilities — 1.9%			944,649
Total Net Assets — 100.0%			$50,923,971

See Notes to Financial Statements.

26	Western Asset High Income Fund Inc. 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset High Income Fund Inc.

†                 Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*                 Non-income producing security.

(a)              Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(b)             Value is less than $1.

(c)              Illiquid security (unaudited).

(d)             Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)              Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)               Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)              The coupon payment on these securities is currently in default as of December 31, 2012.

(h)             Security has no maturity date. The date shown represents the next call date.

(i)               Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)               All or a portion of this loan is unfunded as of December 31, 2012. The interest rate for fully unfunded term loans is to be determined.

(k)             The issuer filed for bankruptcy.

#                 Aggregate cost for federal income tax purposes is $46,871,567.

Abbreviations used in this schedule:

BRL            — Brazilian Real

EUR            — Euro

GDP             — Gross Domestic Product

IDR               — Indonesian Rupiah

OJSC        — Open Joint Stock Company

PEN              — Peruvian Nuevo Sol

Schedule of Written Options

Security	Expiration Date	Strike Price	Notional Amount†	Value
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	2/20/13	$102.50	1,100,000	$ 4,096
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	2/20/13	96.00	2,200,000	14,275
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.19 Index, Put	3/20/13	96.50	2,520,000	29,636
Total Written Options (Premiums received — $32,192)				$48,007

†                 Notional amount denominated in U.S. dollars, unless otherwise noted.

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	27

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $46,795,648)	$49,979,322
Foreign currency, at value (Cost — $5,800)	5,818
Cash	304,589
Interest receivable	1,002,930
Receivable for securities sold	14,226
Prepaid expenses	10,028
Total Assets	51,316,913

Liabilities:
Payable for securities purchased	145,403
Written options, at value (premiums received — $32,192)	48,007
Unrealized depreciation on forward foreign currency contracts	32,021
Investment management fee payable	29,978
Swaps, at value (net premiums received — $29,044)	28,953
Accrued foreign capital gains tax	3,308
Payable for open swap contracts	2,556
Accrued expenses	102,716
Total Liabilities	392,942
Total Net Assets	$50,923,971

Net Assets:
Par value ($0.001 par value; 5,268,336 shares issued and outstanding; 100,000,000 shares authorized)	$ 5,268
Paid-in capital in excess of par value	57,264,810
Overdistributed net investment income	(81,167)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(9,340,312)
Net unrealized appreciation on investments, written options, swap contracts and foreign currencies	3,075,372
Total Net Assets	$50,923,971

Shares Outstanding	5,268,336

Net Asset Value	$9.67

See Notes to Financial Statements.

28	Western Asset High Income Fund Inc. 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$4,295,329
Dividends	79,957
Less: Foreign taxes withheld	(2,938)
Total Investment Income	4,372,348

Expenses:
Investment management fee (Note 2)	342,342
Audit and tax	75,250
Transfer agent fees	48,411
Shareholder reports	37,253
Stock exchange listing fees	17,851
Legal fees	13,029
Directors’ fees	8,083
Custody fees	4,905
Fund accounting fees	4,653
Insurance	1,974
Miscellaneous expenses	10,034
Total Expenses	563,785
Net Investment Income	3,808,563

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	318,083
Futures contracts	(27,657)
Written options	183,988
Swap contracts	(193,196)
Foreign currency transactions	58,952
Net Realized Gain	340,170
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,052,629
Futures contracts	8,547
Written options	(15,815)
Swap contracts	(57,997)
Foreign currencies	(60,421)
Change in Net Unrealized Appreciation (Depreciation)	3,926,943
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	4,267,113
Increase in Net Assets from Operations	$8,075,676

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	29

Statements of changes in net assets

For the years ended December 31,	2012	2011

Operations:
Net investment income	$ 3,808,563	$ 3,834,390
Net realized gain (loss)	340,170	(154,339)
Change in net unrealized appreciation (depreciation)	3,926,943	(2,693,486)
Increase in Net Assets From Operations	8,075,676	986,565

Distributions to Shareholders From (Note 1):
Net investment income	(3,832,326)	(4,438,049)
Decrease in Net Assets From Distributions to Shareholders	(3,832,326)	(4,438,049)

Fund Share Transactions:
Reinvestment of distributions (25,707 and 38,188 shares issued, respectively)	239,007	360,083
Increase in Net Assets From Fund Share Transactions	239,007	360,083
Increase (Decrease) in Net Assets	4,482,357	(3,091,401)

Net Assets:
Beginning of year	46,441,614	49,533,015
End of year*	$50,923,971	$46,441,614
* Includes overdistributed net investment income of:	$(81,167)	$(70,236)

See Notes to Financial Statements.

30	Western Asset High Income Fund Inc. 2012 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2012[1]	2011[1]	2010	2009	2008

Net asset value, beginning of year	$8.86	$9.52	$9.07	$6.41	$10.19

Income (loss) from operations:
Net investment income	0.72	0.73	0.81	0.90	0.86
Net realized and unrealized gain (loss)	0.82	(0.54)	0.54	2.64	(3.81)
Total income (loss) from operations	1.54	0.19	1.35	3.54	(2.95)

Less distributions from:
Net investment income	(0.73)	(0.85)	(0.90)	(0.88)	(0.83)
Total distributions	(0.73)	(0.85)	(0.90)	(0.88)	(0.83)
Net asset value, end of year	$9.67	$8.86	$9.52	$9.07	$6.41
Market price, end of year	$9.39	$8.93	$10.05	$9.23	$5.96
Total return, based on NAV[2,3]	18.02%	1.90%	15.67%	58.66%	(30.63)%
Total return, based on Market Price[4]	13.67%	(2.80)%	19.79%	73.50%	(26.23)%
Net assets, end of year (000s)	$50,924	$46,442	$49,533	$46,927	$32,967

Ratios to average net assets:
Gross expenses	1.15%	1.11%	1.16%	1.31%	1.22%
Net expenses[5]	1.15	1.11	1.16	1.31	1.22
Net investment income	7.78	7.84	8.75	11.76	9.61

Portfolio turnover rate	60%	58%	92%	78%	46%

1	Per share amounts have been calculated using the average shares method.
2

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.
4	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
5	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2012 Annual Report	31

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund

32	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Western Asset High Income Fund Inc. 2012 Annual Report	33

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•          Level 1 — quoted prices in active markets for identical investments

•          Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$43,536,704	$ 411,562	$43,948,266
Collateralized senior loans	—	1,113,629	—	1,113,629
Convertible bonds & notes	—	33,475	—	33,475
Sovereign bonds	—	2,154,531	—	2,154,531
Common stocks:
Consumer discretionary	$ 255,023	—	17,062	272,085
Energy	—	—	287,433	287,433
Financials	220,934	—	749,494	970,428
Industrials	113,457	—	188,596	302,053
Utilities	12,109	—	—	12,109
Preferred stocks:
Financials	721,861	—	—	721,861
Industrials	—	47,740	—	47,740
Purchased options	—	58,316	—	58,316
Warrants	—	57,396	—	57,396
Total investments	$1,323,384	$47,001,791	$1,654,147	$49,979,322

34	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$ 48,007	—	$ 48,007
Forward foreign currency contracts	—	32,021	—	32,021
Credit default swaps on credit indices — buy protection‡	—	28,953	—	28,953
Total	—	$108,981	—	$108,981

†  See Schedule of Investments for additional detailed categorizations.

‡  Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			Common Stocks				Preferred Stocks
Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Consumer Discretionary	Energy	Financials	Industrials	Industrials	Warrants	Total
Balance as of December 31, 2011	$ 578,591	$ 220,000	—	$206,218	—	$158,151	$ 43,400	$ 25,202	$1,231,562
Accrued premiums/ discounts	3,189	—	—	—	—	—	—	—	3,189
Realized gain (loss)[1]	(217,767)	—	—	—	—	—	—	—	(217,767)
Change in unrealized appreciation (depreciation)[2]	235,532	—	—	65,073	$251,614	30,445	4,340	30,821	617,825
Purchases	251,634	—	$17,062	16,142	497,880	—	—	—	782,718
Sales	(195,792)	(220,000)	—	—	—	—	—	(4,322)	(420,114)
Transfers into Level 3[3]	4,000	—	—	—	—	—	—	—	4,000
Transfers out of Level 3[4]	(247,825)	—	—	—	—	—	(47,740)	(51,701)	(347,266)
Balance as of December 31, 2012	$ 411,562	—	$17,062	$287,433	$749,494	$188,596	—	—	$1,654,147
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2012[1]	$ 14,429	—	—	$ 65,073	$251,614	$ 30,445	—	—	$ 361,561

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.
1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

Western Asset High Income Fund Inc. 2012 Annual Report	35

2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

3	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
4	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 12/31/12 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Weighted Average	Impact to Valuation from an Increase in Input*
Equity Securities	$749	Market approach	Liquidity discount	2.6%	Decrease

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a

36	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost

Western Asset High Income Fund Inc. 2012 Annual Report	37

to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes.

38	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition

Western Asset High Income Fund Inc. 2012 Annual Report	39

to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

40	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely

Western Asset High Income Fund Inc. 2012 Annual Report	41

and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps, with credit related contingent features which had a liability position of $108,981. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

42	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of December 31, 2012, there were $3,308 of capital gains tax liabilities accrued on unrealized gains.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset

Western Asset High Income Fund Inc. 2012 Annual Report	43

values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$12,832	$(12,832)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Singapore and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadviser.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$29,542,927
Sales	28,765,760

44	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 4,424,156
Gross unrealized depreciation	(1,316,401)
Net unrealized appreciation	$ 3,107,755

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2011	—	—
Options written	$ 32,337,700	$ 322,430
Options closed	(8,192,800)	(163,856)
Options exercised	(3,187,800)	(19,038)
Options expired	(15,137,100)	(107,344)
Written options, outstanding as of December 31, 2012	$ 5,820,000	$ 32,192

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Loss
Contracts to Buy:
Euro	Citibank, N.A.	20,000	$ 26,409	2/15/13	$ (74)
Contracts to Sell:
Euro	Citibank, N.A.	200,000	264,088	2/15/13	(9,136)
Euro	Royal Bank of Scotland PLC	600,000	792,264	2/15/13	(22,811)
					(31,947)
Net unrealized loss on open forward foreign currency contracts					$(32,021)

At December 31, 2012, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
BNP Paribas (Markit CDX.NA.HY.17 Index)	$ 480,000	12/20/16	5.000% Quarterly	$(11,786)	$11,298	$(23,084)
BNP Paribas (Markit CDX.NA.HY.17 Index)	192,000	12/20/16	5.000% Quarterly	(4,715)	4,715	(9,430)
BNP Paribas (Markit CDX.NA.HY.18 Index)	198,000	6/20/17	5.000% Quarterly	(2,863)	8,009	(10,872)

Western Asset High Income Fund Inc. 2012 Annual Report	45

Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Bank of America Securities LLC (Markit CDX.NA.HY.18 Index)	$ 19,800	6/20/17	5.000% Quarterly	$ (286)	$ 86	$ (372)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	247,500	6/20/17	5.000% Quarterly	(3,578)	2,963	(6,541)
Barclays Capital Inc. (Markit CDX.NA.HY.18 Index)	396,000	6/20/17	5.000% Quarterly	(5,725)	1,973	(7,698)
Total	$1,533,300			$(28,953)	$29,044	$(57,997)

1

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

2

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$58,316	$58,316

LIABILITY DERIVATIVES[1]
	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$48,007	$ 48,007
Swap contracts[3]	—	28,953	28,953
Forward foreign currency contracts	$32,021	—	32,021
Total	$32,021	$76,960	$108,981

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.
3	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

46	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(147,481)	$(147,481)
Written options	—	—	183,988	183,988
Futures contracts	$(27,657)	—	—	(27,657)
Swap contracts	—	—	(193,196)	(193,196)
Forward foreign currency contracts	—	$62,255	—	62,255
Total	$(27,657)	$62,255	$(156,689)	$(122,091)

1	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$ 19,144	$ 19,144
Written options	—	—	(15,815)	(15,815)
Futures contracts	$8,547	—	—	8,547
Swap contracts	—	—	(57,997)	(57,997)
Forward foreign currency contracts	—	$(65,833)	—	(65,833)
Total	$8,547	$(65,833)	$(54,668)	$(111,954)

1	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 51,581
Written options	44,217
Futures contracts (to sell)†	1,294,288
Forward foreign currency contracts (to buy)	12,553
Forward foreign currency contracts (to sell)	714,146

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,775,608

†  At December 31, 2012, there were no open positions held in this derivative.

Western Asset High Income Fund Inc. 2012 Annual Report	47

5. Distributions subsequent to December 31, 2012

On November 8, 2012, the Fund’s Board of Directors (the “Board”) declared three distributions, each in the amount of $0.0595 per share, payable on December 21, 2012, January 25, 2013 and February 22, 2013 to shareholders of record on December 14, 2012, January 18, 2013 and February 15, 2013, respectively. The January and February record date distributions were made subsequent to the period end of this report.

On February 14, 2013, the Board declared three distributions, each in the amount of $0.0592 per share, payable on March 22, 2013, April 26, 2013 and May 31, 2013 to shareholders of record on March 15, 2013, April 19, 2013 and May 24, 2013, respectively.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$3,832,326	$4,438,049

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 23,171
Capital loss carryforward*	(9,200,053)
Other book/tax temporary differences(a)	(168,678)
Unrealized appreciation (depreciation)(b)	2,999,453
Total accumulated earnings (losses) — net	$(6,346,107)

*

During the taxable year ended December 31, 2012, the Fund utilized $ 417,947 of its capital loss carryforward available from prior years. As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2016	$(2,204,741)
12/31/2017	(6,995,312)
$(9,200,053)

These amounts will be available to offset any future taxable capital gains.
(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts, the deferral of a qualified late-year loss, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

48	Western Asset High Income Fund Inc. 2012 Annual Report

Notes to financial statements (cont’d)

7. Subsequent Event

The Fund’s Board of Directors has approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities would be assumed, by Western Asset High Income Opportunity Fund Inc. (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be terminated, and shares of the Acquiring Fund would be distributed to Fund shareholders. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. Proxy materials describing the reorganization will be mailed and if the reorganization is approved by Fund shareholders, it is expected to occur by the end of the second quarter of 2013.

Western Asset High Income Fund Inc. 2012 Annual Report	49

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Fund Inc., including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund Inc. as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 21, 2013

50	Western Asset High Income Fund Inc.

Commodity exchange act regulation exclusion (unaudited)

The Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, effective December 31, 2012, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) (collectively, “commodity interests”) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets.

Western Asset High Income Fund Inc.	51

Board approval of management and sub-advisory agreements

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 7 and 8, 2012, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the

52	Western Asset High Income Fund Inc.

Board approval of management and sub-advisory agreements (cont’d)

Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act. The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case,

Western Asset High Income Fund Inc.	53

will supervise the activities of the delegee. Each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

In evaluating the nature, extent and quality of the investment advisory and other services provided, and which are expected to be provided, to the Fund pursuant to the Management Agreement and the Sub-Advisory Agreements, the Board inquired as to any impact on the Fund’s operations of significant changes in the senior management of the Manager and Legg Mason and other personnel providing services to the Fund during the past two years to the date of the Contract Renewal Meeting, including the resignation of Legg Mason’s Chief Executive Officer (“CEO”). At the Contract Renewal Meeting, the interim CEO and other senior representatives of Legg Mason and the Manager discussed these changes with the Board and assured the Board that such changes have not resulted, and are not expected in the future to result, in any diminution in the nature, extent or quality of services provided to the Fund and that the Board of Directors of Legg Mason had undertaken a search for a permanent CEO. In addition, the Board inquired as to published reports speculating that control of Legg Mason, the Manager or certain affiliates of Legg Mason, including the Sub-Advisers, might change. The senior representatives of Legg Mason discussed these published reports with the Board, confirming Legg Mason’s continuing commitment to its current business model and its affiliations with the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of seven funds for the 1-year period ended

54	Western Asset High Income Fund Inc.

Board approval of management and sub-advisory agreements (cont’d)

June 30, 2012 and of five funds for each of the 3-, 5- and 10-year periods ended June 30, 2012. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for each of the 1-, 3- and 5-year periods ended June 30, 2012 was ranked fourth among the funds in the Performance Universe for that period and that its performance for the 10-year period ended June 30, 2012 was ranked first among the funds in the Performance Universe for that period. The Fund’s performance for each of the 1- and 10-year periods was at or better than the Performance Universe median but was worse than the Performance Universe median for each of the 3- and 5-year periods. Among other things, the Board noted that the small number of funds in the Performance Universe, which included other Legg Mason Closed-end Funds managed by Western Asset, made meaningful comparisons difficult. The Board also noted the Fund’s performance record for the 10-year period was achieved, in part, by a different portfolio management team. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms, as well as the volatile market conditions during 2008.

Based on its review of the Fund’s performance, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Western Asset High Income Fund Inc.	55

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and six other non-leveraged high yield closed-end funds, as classified by Lipper. The Expense Universe funds, which included three other funds managed by Western Asset, had average net assets ranging from the Fund’s $49.0 million to $687.6 million.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee, whether compared on a contractual basis or an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), was ranked second among the funds in the Expense Universe and was better than the Expense Universe median for that expense component and that its actual total expenses ranked fifth among the funds in the Expense Universe and were worse than the Expense Universe median. The Board considered the Manager’s belief that the small number of funds, which included three other Legg Mason Closed-end Funds, and the varying size of the funds in the Expense Universe made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

56	Western Asset High Income Fund Inc.

Board approval of management and sub-advisory agreements (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2012 and March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the Fund was not profitable to the Manager during the period covered by the analysis. The Board noted prior advice from the Manager that the Fund has not been profitable largely because of its small size.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the

Western Asset High Income Fund Inc.	57

interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

58	Western Asset High Income Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Western Asset High Income Fund Inc.	59

Independent Directors cont’d

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

60	Western Asset High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick[2]
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)

Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	None

Western Asset High Income Fund Inc.	61

Independent Directors cont’d

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	29
Other board memberships held by Director	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

Interested Director and Officer:

R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment advisers) (since 2002)

Number of portfolios in fund complex overseen by Director (including the Fund)	161
Other board memberships held by Director	None

62	Western Asset High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers:

Ted P. Becker
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset High Income Fund Inc.	63

Additional Officers cont’d

Thomas C. Mandia
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002)

Richard F. Sennett
Legg Mason
100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

64	Western Asset High Income Fund Inc.

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Jeanne M. Kelly
Legg Mason
620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2013, year 2014 and year 2015, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2	Effective February 1, 2013, Ms. Kamerick became a Director.
3	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund Inc.	65

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

66	Western Asset High Income Fund Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:
Legg Mason & Co., LLC
Compliance Department
620 Eighth Avenue, 49th Floor
New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274.

Complaints submitted through this number will be received by the CCO.

Western Asset High Income Fund Inc.	67

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the

68	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited) (cont’d)

purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the

Western Asset High Income Fund Inc.	69

participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 5201 15th Avenue, Brooklyn, New York 11219.

Western Asset

High Income Fund Inc.

Directors	Western Asset High Income Fund Inc.	Independent registered public accounting firm
Carol L. Colman	620 Eighth Avenue	KPMG LLP
Daniel P. Cronin	49th Floor	345 Park Avenue
Paolo M. Cucchi	New York, NY 10018	New York, NY 10154
Leslie H. Gelb
R. Jay Gerken	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Eileen A. Kamerick*	Subadvisers	New York, NY 10017
Riordan Roett	Western Asset Management Company
Jeswald W. Salacuse	Western Asset Management Company Limited	New York Stock Exchange Symbol
	Western Asset Management Company Pte. Ltd.	HIF

Officers	Custodian
R. Jay Gerken	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Richard F. Sennett	Boston, MA 02111
Principal Financial Officer
Ted P. Becker	Transfer agent
Chief Compliance Officer	American Stock Transfer & Trust Company
Vanessa A. Williams	5201 15th Avenue
Identity Theft Prevention Officer	Brooklyn, New York 11219
Robert I. Frenkel
Secretary and Chief Legal Officer
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

*  Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund Inc.

Western Asset High Income Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
5201 15th Avenue
Brooklyn, New York 11219

WASX04018 2/13 SR13-1865

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $69,350 in December 31, 2011 and $71,450 in December 31, 2012.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,200 in December 31, 2011 and $3,300 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund Inc. during the reporting period were $0 in 2012.

(h) Yes.  Western Asset High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick (Effective February 14, 2013)

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.                                                  INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006

Responsible for the day-to-day management with other members of the Fund’s portfolio management team;; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2012.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	98 registered investment companies with $191.6 billion in total assets under management	229 Other pooled investment vehicles with $99.2 billion in assets under management*	718 Other accounts with $171.0 billion in total assets under management**

Michael C. Buchanan‡	42 registered investment Companies with $33.0 billion in total assets Under management	45 Other pooled investment vehicles with $26.4 billion in assets under management***	197 Other accounts with $49.0 billion in total assets under management****

Christopher Kilpatrick‡	9 registered investment companies with $3.7 billion in total assets under management	None	None

*	Includes 5 accounts managed, totaling $0.8 billion, for which advisory fee is performance based.
**	Includes 67 accounts managed, totaling $16.5 billion, for which advisory fee is performance based.
***	Includes 3 accounts managed, totaling $0.5 billion, for which advisory fee is performance based.
****	Includes 22 accounts managed, totaling $7.1 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2012.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Michael C. Buchanan	A
Christopher F. Kilpatrick	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.                                           SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.                                           CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                           EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Fund Inc.

Date:	March 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset High Income Fund Inc.

Date:	March 1, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset High Income Fund Inc.

Date:	March 1, 2013